Exhibit 25

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2) ☐

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Richard Prokosch

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN  55107-2292

(651) 466-6619

(Name, address and telephone number of agent for service)

PENTAIR FINANCE S.A R.L.

(Issuer with respect to the Securities)

Luxembourg	98-1072493
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26, boulevard Royal
L-2449
Luxembourg
(Address of Principal Executive Offices)	(Zip Code)

PENTAIR PLC

(Issuer with respect to the Securities)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Regal House, 70 London Road
Twickenham, London
United Kingdom	TW13QS
(Address of Principal Executive Offices)	(Zip Code)

PENTAIR INVESTMENTS SWITZERLAND GMBH

(Issuer with respect to the Securities)

Switzerland	98-1176782
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Freier Platz 10
8200
Schaffhausen, Switzerland
(Address of Principal Executive Offices)	(Zip Code)

Debt Securities

(Title of the Indenture Securities)

FORM T-1

Item 1.                                 GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)                       Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)    Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.                                 AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15                                     Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.                          LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.              A copy of the Articles of Association of the Trustee.*

2.              A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.              A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.              A copy of the existing bylaws of the Trustee.**

5.              A copy of each Indenture referred to in Item 4.  Not applicable.

6.              The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.              Report of Condition of the Trustee as of September 30, 2018 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR,  Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the  28th of May, 2019.

By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

Exhibit 2

Exhibit 3

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: May 28, 2019

	By:	/s/ Richard Prokosch
Richard Prokosch
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 3/31/2019

($000’s)

3/31/2019
Assets
Cash and Balances Due From Depository Institutions	$18,011,992
Securities	113,629,093
Federal Funds	3,518,495
Loans & Lease Financing Receivables	286,352,008
Fixed Assets	5,289,051
Intangible Assets	12,998,717
Other Assets	27,522,814
Total Assets	$467,322,170

Liabilities
Deposits	$359,151,957
Fed Funds	1,408,144
Treasury Demand Notes	0
Trading Liabilities	565,646
Other Borrowed Money	37,549,120
Acceptances	0
Subordinated Notes and Debentures	3,800,000
Other Liabilities	15,767,654
Total Liabilities	$418,242,521

Equity
Common and Preferred Stock	18,200
Surplus	14,266,915
Undivided Profits	33,995,325
Minority Interest in Subsidiaries	799,209
Total Equity Capital	$49,079,649

Total Liabilities and Equity Capital	$467,322,170